SUPPLEMENT TO THE PROSPECTUSES

OF

WELLS FARGO ADVANTAGE DISCIPLINED U.S. CORE FUND

WELLS FARGO ADVANTAGE INDEX FUND

(each a “Fund” and together the “Funds”)

I.  New Sub-Advisory Agreements to Disciplined U.S. Core Fund and Index Fund

            The Wells Fargo Funds Trust Board of Trustees (the “Board”) has unanimously approved a new Sub-Advisory Agreement with Golden Capital Management, LLC on behalf of the Disciplined U.S. Core Fund and a new Sub-Advisory Agreement with Golden Capital Management LLC (“Golden Capital”) on behalf of the Wells Fargo Advantage Index Portfolio, the master fund in which Index Fund invests all of its assets.

Approval of the new Sub-Advisory Agreements is contingent upon approval by each Fund’s shareholders at a special meeting of the shareholders expected to be held in August, 2011.

No shareholder action is necessary at this time. Additional information will be provided to shareholders of each Fund in a Proxy Statement that is expected to be mailed to shareholders in July, 2011. The Proxy Statement will provide information regarding the date, time and location of the shareholder meeting where the new Sub-Advisory Agreements will be considered. Only shareholders of record as of the close of business on May 26, 2011 will receive the Proxy Statement and will be entitled to vote at the meeting or any adjournment(s) thereof.

II. Portfolio Management Change to Disciplined U.S. Core Fund and Index Fund

            If shareholders approve the new Sub-Advisory Agreements with Golden Capital, Greg Golden will become the portfolio manager of the Disciplined U.S. Core Fund and Brad Ursillo and Weidong Li will become the co-portfolio managers of the Wells Fargo Advantage Index Portfolio, the master fund in which Index Fund invests all of its assets.

            Mr. Golden serves as the President and Chief Executive Officer of Golden Capital.  He is one of the founders of the firm.  Mr. Golden graduated from Belmont University in 1992 with a B.B.A. in Finance.  Prior to founding Golden Capital, he served as President and Portfolio Manager of Golden Capital Management, a division of Smith Asset Management Group, LP, which is a Dallas-based SEC registered investment adviser from March 1999 to September 2000.  Before co-founding the division known as Golden Capital Management, he was Senior Vice President and Head of the Structured Products Group for TradeStreet Investment Associates, Inc., an SEC registered investment adviser wholly owned by Bank of America.  Mr. Golden began his career in investment management in 1989 with Sovran Bank of Tennessee.  His past experience includes portfolio management, derivatives management, trading, asset allocation, and quantitative analysis.  Mr. Golden was awarded the Chartered Financial Analyst (CFA) designation in 1999.  (The requirements to earn a CFA charter include passing all three exam levels of the CFA program and meeting certain professional and ethical requirements.)  Mr. Golden is a member of the CFA Institute and the Chicago Quantitative Alliance.

            Mr. Ursillo is an analyst with the Global Strategic Products team at WellsCap. He joined WellsCap from Evergreen Investments, where he served in a similar role beginning in 2000. He began his investment industry career in 1998 as a client service associate with Nvest Retirement Services. Mr. Ursillo earned a bachelor’s degree in psychology from Dartmouth College. He has earned the right to use the Chartered Financial Analyst designation.

            Mr. Li is an analyst with the Global Strategic Products team at WellsCap. He joined WellsCap from Evergreen Investments, where he served in a similar role beginning in 2005. Previously, he served as senior manager with PanAgora Asset Management. He began his investment industry career in 1994 as a quantitative analyst with Invesco Management and Research. Earlier, he served as an assistant professor and researcher with the Shanghai Institute of Mechanical Engineering. Weidong earned a bachelor’s degree in mathematics from the Jiaxing Teachers College, a master’s degree in systems engineering from Shanghai Science & Technology, a master’s degree in computer science from the University of Massachusetts, and a master’s degree in finance from Bentley College. He has earned the right to use the Chartered Financial Analyst designation and the Chartered Market Technician designation and is a member of the Boston Security Analysts Society and the CFA Institute

III. Strategy Change to Disciplined U.S. Core Fund

            If shareholders approve the new Sub-Advisory Agreement with Golden Capital, the second paragraph of the Fund’s investment strategy is replaced with the following:

            We employ a risk controlled investment approach to constructing a broadly diversified portfolio of companies with characteristics similar to the S&P 500 Index and a superior valuation and earnings         profile. Our fundamental research identifies companies based on valuation, earnings and trading          momentum characteristics that give a comprehensive view of each company’s relative valuation,    operational and financial performance, and stock price behavior. Our approach seeks to achieve positive       excess returns relative to the S&P 500® Index (which may include both value and growth stocks) by        using stock selection to take controlled active risks in a portfolio that is similar to the benchmark. We regularly review the investments of the portfolio and may sell a portfolio holding when, among other     reasons, we believe there is deterioration in the underlying fundamentals of the business, or we have             identified a more attractive investment opportunity

            If approved by shareholders, the new Sub-Advisory Agreements, changes in portfolio management and change in investment strategy are expected to take effect on September 1, 2011.

IV. Transaction Between Wells Capital Management Incorporated (“WellsCap”) and Golden Capital Management, LLC and Potential Request for Exemptive or Other Relief

            Golden Capital is currently 55% owned and managed by GCM Partners, Inc., a corporation owned by Greg W. Golden, Jeffrey C. Moser, and Jonathan W. Cangalosi, and 45% owned by Alternative Strategies Group, Inc., a wholly owned subsidiary of Wells Fargo.  In February 2011, Golden Capital entered into a definitive agreement with WellsCap and GCM Partners, Inc. whereby Golden Capital would acquire certain assets, advisory contracts and team members of WellsCap, including the sub-advisory responsibilities for each Fund, from WellsCap and in exchange WellsCap or its affiliate would be assigned the 45% interest in Golden Capital held by its affiliate Alternative Strategies Group, Inc. and be issued an additional 20% equity interest in Golden Capital. Shareholders of record as of May 26, 2011 will be voting to approve or disapprove a new sub-advisory agreement with Golden Capital in connection with the transaction.

            As part of the foregoing transaction, WellsCap or its affiliate will have the ability, through subsequent transactions, to acquire additional ownership in Golden Capital in stages over a period of time up until December 31, 2016, at which time Golden Capital could become wholly owned by WellsCap and an indirect wholly owned subsidiary of Wells Fargo & Company.  The Funds intend to approach the SEC or its staff to discuss the possibility of avoiding additional shareholder approvals of new sub-advisory agreement with Golden Capital in connection with these subsequent transactions, and may file with the SEC a request for exemptive or other relief from such shareholder approval requirement.  In this regard, while there is no assurance that any such relief would be provided by the SEC, to the extent that the SEC or its staff grants such relief, Fund shareholders would not have the opportunity to vote on new sub-advisory agreements in connection with these subsequent transactions.

LCIT051/P104SP